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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT


    We consent to the use in this Amendment No. 2 to Registration Statement No. 333-82363 of Alaska Communications Systems Holdings, Inc. on Form S-4 of our reports dated March 24, 1999 and March 25, 1999 appearing in the Prospectus, which is part of this Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.


DELOITTE & TOUCHE LLP


Portland, Oregon
September 22, 1999